Filed pursuant to Rule 497(e) and 497(k)
File Nos. 811-22310; 333-182274
Supplement to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated January 31, 2019 as previously supplemented, of the
ETFMG Drone Economy Strategy ETF (IFLY)
January 17, 2020
Important Notice Regarding Changes to the Name, Underlying Index, Investment Objective,
Principal Investment Strategy and Investment Policies of the Fund
The Board of Trustees of ETF Managers Trust has approved the following changes to the ETFMG Drone Economy Strategy ETF (the “Fund”), effective on or about March 20, 2020.

1.	The Fund’s name will be changed to the ETFMG Cloud Upstarts ETF;

2.	The Fund’s current underlying index, the Reality Shares DroneTM Index, will be replaced with the Prime Cloud Upstarts Index; and

3.
The Fund’s investment objective will be changed to the following: “The ETFMG Cloud Upstarts ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Cloud Upstarts Index” (the “New Index”).

After these changes take effect, the Fund will follow the non-fundamental policy that, under normal circumstances, the Fund will not invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in companies that are Cloud Upstart Companies (as defined below). The Fund considers such securities to be those that comprise the New Index.
The New Index is designed to include the securities of companies across the globe that are: i) engaged in providing infrastructure, equipment, connectivity, data back-up and storage services, and data center management for enterprise-based software applications, or ii) engaged in providing cloud-based software platforms that enable businesses to move data and software applications onto the cloud - cloud-enabling Software as a Service (SaaS) technologies. These companies are known collectively as “Cloud Upstart Companies".
The New Index will include Cloud Upstart Companies that are identified by Prime Indexes (the “Index Provider”), an independent index provider that is not affiliated with the Fund’s investment adviser. The Index Provider utilizes issuer financial statements and other public filings and reports, as well as third-party industry research, reports, and analyses, to identify Cloud Upstart Companies around the world that meet the Index’s criteria for inclusion. Cloud Upstart Companies are then screened for investibility (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of $200 million, a maximum market capitalization of $10 billion, and an operating company structure (as opposed to a pass-through security).
The New Index will be developed and owned by Prime Indexes, and it will be calculated and maintained by Solactive AG.
The Fund intends to file with the Securities and Exchange Commission (“SEC”) a Preliminary Prospectus and Preliminary Statement of Additional Information, which will reflect the changes described in this notice and which will be publicly available on the SEC’s website. Once these changes become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Fund. The updated prospectus will include additional information about the changes to the Fund’s investment objective, principal investment strategies and risks. Please read the prospectus carefully.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.